Exhibit 99.1

Investor Contact:	Nancy Christal	Media Contact:	Eileen Howard Dunn
	Vice President		Vice President
	Investor Relations		Corporate Communications
	(401) 770-4704		(401) 770-4561

FOR IMMEDIATE RELEASE

CVS CAREMARK CORPORATION REPORTS RECORD SECOND QUARTER DILUTED EPS OF $0.47

STRONG INCREASES IN SALES AND MARGINS IN BOTH THE RETAIL AND PHARMACY

SERVICES SEGMENTS

REFLECT UNDERLYING STRENGTH OF COMPANY

WOONSOCKET, RHODE ISLAND, August 2, 2007—CVS Caremark Corporation (NYSE: CVS), today announced record revenues and earnings for the quarter ended June 30, 2007.

Net earnings for the second quarter ended June 30, 2007, increased 114.1% to $723.6 million or $0.47 per diluted share, compared with net earnings of $337.9 million or $0.40 per diluted share in the comparable 2006 period. Net earnings for the six months ended June 30, 2007 increased 69.7% to $1,132.5 million or $0.91 per diluted share, compared with net earnings of $667.5 million or $0.78 per diluted share in the comparable 2006 period. The Company estimates merger and integration costs associated with the March 22, 2007 merger between CVS Corporation and Caremark Rx, Inc. negatively impacted diluted earnings per share by $0.01 and $0.02 for the second quarter and first six months of 2007, respectively.

Tom Ryan, President and Chief Executive Officer of CVS Caremark stated: “This was an exceptionally strong quarter across our retail and pharmacy services segments. Sales growth was solid in the front store, pharmacy and PBM. Gross margin improved significantly, operating margins expanded meaningfully, and our diluted earnings per share grew 18%. At the same time, we’ve completed the initial merger integration activities, made sizeable progress on our cost synergy opportunities, and significantly advanced our new go-to-market strategies. Our continued strong performance in our core retail and PBM segments, coupled with these achievements related to our new business model, should pave the way for significant enterprise-wide growth in the future.”

Net revenues for the second quarter ended June 30, 2007, increased $10.1 billion to $20.7 billion, up from $10.6 billion during the comparable 2006 period. Same store sales (sales from stores open more than one year) in its CVS/pharmacy division rose 5.7%, while pharmacy same store sales rose 5.7% and front-end same store sales increased 5.9% for the second quarter ended June 30, 2007. Same store sales do not include the sales results of the drugstores acquired on June 2, 2006. These acquired stores will be included in same store sales following the one-year anniversary of the acquisition, beginning in fiscal July 2007.

For the second quarter, CVS Caremark opened 37 new stores, including one specialty pharmacy store, closed 15 stores and relocated 30 others. As of June 30, 2007 the Company operated 6,177 retail pharmacy stores, 53 specialty pharmacy stores, 22 specialty mail order pharmacies and 10 mail order pharmacies in 44 states and the District of Columbia.

The Company will be holding a conference call today for the investment community at 8:30am (EDT) to discuss the quarterly results. An audio webcast of the conference call will be broadcast simultaneously through the Investor Relations portion of the CVS website for all interested parties. To access the webcast, visit http://investor.CVS.com. This webcast will be archived and available on the web site for a one-month period following the conference call.

CVS Caremark is the largest provider of prescriptions and related healthcare services in the nation. The Company fills or manages more than 1 billion prescriptions annually. Through its unmatched breadth of service offerings, CVS Caremark is transforming the delivery of healthcare services in the U.S. The Company is uniquely positioned to effectively manage costs and improve healthcare outcomes through is approximately 6,200 CVS/pharmacy stores; its pharmacy benefit management, mail order and specialty pharmacy division, Caremark Pharmacy Services; its retail-based health clinic subsidiary, MinuteClinic; and its online pharmacy, CVS.com. General information about CVS Caremark is available through the Investor Relations portion of the Company’s website, at http://investor.CVS.com, as well as through the press room portion of the Company’s website, at www.cvs.com/pressroom.

This press release contains certain forward-looking statements that are subject to risks and uncertainties that could cause actual results to differ materially. For these statements, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. The Company strongly recommends that you become familiar with the specific risks and uncertainties outlined under the caption “Cautionary Statement Concerning Forward-Looking Statements” in its Quarterly Report on Form 10-Q for the quarter ended March 31, 2007.

– Tables Follow –

CVS CAREMARK CORPORATION

(formerly CVS Corporation)

Consolidated Condensed Statements of Operations

(Unaudited)

	13 Weeks Ended (1)(2)		26 Weeks Ended(1)(2)
In millions, except per share amounts	June 30, 2007	July 1, 2006	June 30, 2007	July 1, 2006
Net revenues	$20,703.3	$10,564.4	$33,891.9	$20,544.3
Cost of revenues	16,544.8	7,769.7	26,430.2	15,154.8

Gross profit	4,158.5	2,794.7	7,461.7	5,389.5
Total operating expenses	2,848.7	2,199.7	5,415.4	4,234.0

Operating profit	1,309.8	595.0	2,046.3	1,155.5
Interest expense, net	105.9	38.4	169.8	59.5

Earnings before income tax provision	1,203.9	556.6	1,876.5	1,096.0
Income tax provision	480.3	218.7	744.0	428.5

Net earnings	723.6	337.9	1,132.5	667.5
Preference dividends, net of income tax benefit	3.5	3.5	7.0	7.0

Net earnings available to common shareholders	$720.1	$334.4	$1,125.5	$660.5

Basic earnings per common share:
Net earnings	$0.48	$0.41	$0.94	$0.81

Weighted average basic common shares outstanding	1,492.4	818.9	1,199.2	817.9

Diluted earnings per common share: (3)
Net earnings	$0.47	$0.40	$0.91	$0.78

Weighted average diluted common shares outstanding	1,542.5	850.6	1,241.4	849.7

Dividends declared per common share	$0.06000	$0.03875	$0.10875	$0.07750

(1)	Certain reclassifications have been made to the consolidated condensed financial statements of prior periods to conform to the current period presentation.
(2)	On March 22, 2007, pursuant to the Agreement and Plan of Merger dated as of November 1, 2006 as amended (the “Merger Agreement”) Caremark Rx, Inc. (“Caremark”) was merged with and into a newly formed subsidiary of CVS Corporation, with the CVS subsidiary continuing as the surviving entity. Under the terms of the Merger Agreement Caremark shareholders received 1.67 shares of common stock, par value $0.01 per share of the Corporation for each share of common stock of Caremark, par value $0.001 per share, issued and outstanding immediately prior to the effective time of the merger. Further, the results of operations for the thirteen and twenty-six weeks ended June 30, 2007 include 91 and 101 days, respectively, of Caremark’s results of operations.
(3)	Diluted earnings per common share is computed by dividing (i) net earnings, after accounting for the difference between the dividends on the ESOP preference stock and common stock and after making adjustments for the incentive compensation plans by (ii) Basic shares plus the additional shares that would be issued assuming that all dilutive stock awards are exercised and the ESOP preference stock is converted into common stock. The dilutive earnings adjustment was $0.8 million and $1.1 million for the thirteen weeks ended June 30, 2007 and July 1, 2006, respectively. The dilutive earnings adjustment was $1.9 million and $2.1 million for the twenty-six weeks ended June 30, 2007 and July 1, 2006.

CVS CAREMARK CORPORATION

(formerly CVS Corporation)

Consolidated Condensed Balance Sheets

(Unaudited)

In millions, except share and per share amounts	June 30, 2007	December 30, 2006(1)
Assets:
Cash and cash equivalents	$812.3	$530.7
Short-term investments	123.5	—
Accounts receivable, net	4,283.7	2,377.4
Inventories	7,749.0	7,108.9
Deferred income taxes	415.2	274.3
Other current assets	146.7	100.2

Total current assets	13,530.4	10,391.5

Property and equipment, net	5,870.7	5,333.6
Goodwill	23,472.1	3,195.2
Intangible assets, net	11,377.8	1,318.2
Deferred income taxes	—	90.8
Other assets	355.1	240.5

Total assets	$54,606.1	$20,569.8

Liabilities:
Accounts payable	$3,352.3	$2,701.5
Claims and discounts payable	2,650.5	162.0
Accrued expenses	2,512.3	1,950.2
Short-term debt	660.4	1,842.7
Current portion of long-term debt	340.1	344.3

Total current liabilities	9,515.6	7,000.7
Long-term debt	8,395.6	2,870.4
Deferred income taxes	3,772.4	—
Other long-term liabilities	897.6	781.1

Shareholders’ equity:
Preference stock, series one ESOP convertible, par value $1.00: authorized 50,000,000 shares; issued and outstanding 3,896,000 shares at June 30, 2007 and 3,990,000 shares at December 30, 2006	208.3	213.3
Common stock, par value $0.01: authorized 3,200,000,000 shares; issued 1,571,543,000 shares at June 30, 2007 and 847,266,000 shares at December 30, 2006	15.7	8.5
Treasury stock, at cost: 92,439,000 shares at June 30, 2007 and 21,529,000 shares at December 30, 2006	(3,168.4)	(314.5)
Shares held in trust, 9,224,000 shares at June 30, 2007	(301.3)	—
Guaranteed ESOP obligation	(82.1)	(82.1)
Capital surplus	26,451.1	2,198.4
Retained earnings	8,972.5	7,966.6
Accumulated other comprehensive loss	(70.9)	(72.6)

Total shareholders’ equity	32,024.9	9,917.6

Total liabilities and shareholders’ equity	$54,606.1	$20,569.8

(1)	Certain reclassifications have been made to the consolidated condensed financial statement of prior periods to conform to the current period presentation.

CVS CAREMARK CORPORATION

(formerly CVS Corporation)

Consolidated Condensed Statements of Cash Flows

(Unaudited)

	26 Weeks Ended
In millions	June 30, 2007	July 1, 2006
Cash flows from operating activities:
Cash receipts from revenues	$28,614.2	$20,357.6
Cash paid for inventory	(21,836.9)	(14,670.4)
Cash paid to other suppliers and employees	(4,447.7)	(4,416.8)
Interest received	15.6	7.7
Interest paid	(201.2)	(84.7)
Income taxes paid	(716.8)	(469.8)

Net cash provided by operating activities	1,427.2	723.6

Cash flows from investing activities:
Additions to property and equipment	(778.0)	(662.8)
Proceeds from sale-leaseback transactions	23.7	—
Acquisitions (net of cash acquired) and other investments	(1,941.3)	(3,996.4)
Purchase of short-term investment	(96.0)	—
Proceeds from sale or disposal of assets	86.1	14.8

Net cash used in investing activities	(2,705.5)	(4,644.4)

Cash flows from financing activities:
(Reductions in)/additions to short-term debt	(1,182.3)	4,207.8
Dividends paid	(132.4)	(63.3)
Proceeds from exercise of stock options	231.3	83.2
Excess tax benefits from stock based compensation	30.1	17.9
Additions to long-term debt	6,000.0	—
Reductions in long-term debt	(520.6)	(305.9)
Repurchase of common stock	(2,866.2)	—

Net cash provided by financing activities	1,559.9	3,939.7

Net increase in cash and cash equivalents	281.6	18.9
Cash and cash equivalents at beginning of period	530.7	513.4

Cash and cash equivalents at end of period	$812.3	$532.3

Reconciliation of net earnings to net cash provided by operating activities:
Net earnings	$1,132.5	$667.5
Adjustments required to reconcile net earnings to net cash provided by operating activities:
Depreciation and amortization	516.8	338.5
Stock based compensation	47.0	31.8
Deferred income taxes and other noncash items	(5.3)	37.6
Change in operating assets and liabilities, providing/(requiring) cash, net of effects from acquisitions:
Accounts receivable, net	566.5	(183.1)
Inventories	(190.9)	(161.0)
Other current assets	(19.9)	(30.2)
Other assets	(13.1)	1.9
Accounts payable	(291.0)	239.7
Accrued expenses	(335.1)	(194.4)
Other long-term liabilities	19.7	(24.7)

Net cash provided by operating activities	$1,427.2	$723.6

Supplemental Unaudited Information

Following is a reconciliation of the Company’s business segments to the accompanying consolidated condensed financial statements:

(In millions)	Retail Pharmacy Segment	Pharmacy Services Segment(1)	Intersegment Eliminations (2)	Consolidated Totals
13 weeks ended:
June 30, 2007:
Net revenues	$11,249.7	$10,554.1	$(1,100.5)	$20,703.3
Gross profit	3,295.7	862.8	—	4,158.5
Operating profit	727.8	582.0	—	1,309.8
July 1, 2006:
Net revenues	$9,740.5	$854.8	$(30.9)	$10,564.4
Gross profit	2,687.1	107.6	—	2,794.7
Operating profit	522.2	72.8	—	595.0

26 weeks ended:
June 30, 2007:
Net revenues	$22,488.9	$12,664.4	$(1,261.4)	$33,891.9
Gross profit	6,401.4	1,060.3	—	7,461.7
Operating profit	1,353.7	692.6	—	2,046.3
July 1, 2006:
Net revenues	$18,872.0	$1,744.9	$(72.6)	$20,544.3
Gross profit	5,187.5	202.0	—	5,389.5
Operating profit	1,025.3	130.2	—	1,155.5

(1)	Net revenues of the Pharmacy Services Segment include approximately $1,412.1 million and $1,568.1 million of Retail Co-payments for the thirteen and twenty-six weeks ended June 30, 2007, respectively.
(2)	Intersegment eliminations relate to intersegment revenues and accounts receivable that occur when a Pharmacy Services Segment customer uses a Retail Pharmacy Segment store to purchase covered products. When this occurs, both segments record the revenue on a stand-alone basis.

Supplemental Information

Preliminary and Unaudited

Retail Pharmacy Segment

The following table summarizes the Retail Pharmacy Segment’s performance for the respective periods:

	13 weeks ended		26 weeks ended
In millions	June 30, 2007	July 1, 2006	June 30, 2007	July 1, 2006
Net revenues	$11,249.7	$9,740.5	$22,488.9	$18,872.0
Gross profit	3,295.7	2,687.1	6,401.4	5,187.5
Gross profit percentage of net revenues	29.3%	27.6%	28.5%	27.5%
Operating expenses	2,567.9	2,164.9	5,047.7	4,162.2
Operating expense percentage of net revenues	22.8%	22.2%	22.5%	22.1%
Operating profit	727.8	522.2	1,353.7	1,025.3
Operating profit percentage of net revenues	6.5%	5.4%	6.0%	5.4%

Net revenue increase:
Total	15.5%	15.5%	19.2%	11.5%
Pharmacy	14.1%	15.0%	17.6%	11.4%
Front Store	18.6%	16.7%	22.6%	11.8%
Same store sales increase (1):
Total	5.7%	8.8%	6.5%	7.5%
Pharmacy	5.7%	9.1%	6.7%	8.0%
Front Store	5.9%	8.1%	6.2%	6.4%
Pharmacy percentage of total revenue	67.6%	68.5%	68.1%	69.0%
Third party percentage of pharmacy revenue	95.0%	94.3%	95.1%	94.3%

(1)	Same store sales do not include the Standalone Drug Business. The Standalone Drug Business will be included in same store sales following the one-year anniversary of the acquisition, beginning in fiscal July 2007.

Supplemental Information

Preliminary and Unaudited

Pharmacy Services Segment

The following table summarizes the Pharmacy Services Segment’s performance for the respective periods:

	13 weeks ended		26 weeks ended
In millions	June 30, 2007	July 1, 2006	June 30, 2007	July 1, 2006
As reported:
Net revenues	$10,554.1	$854.8	$12,664.4	$1,744.9
Gross profit	862.8	107.6	1,060.3	202.0
Gross profit percentage of net revenue	8.2%	12.6%	8.4%	11.6%
Operating expenses	280.8	34.8	367.7	71.8
Operating expense percentage of net revenue	2.7%	4.1%	2.9%	4.1%
Operating profit	582.0	72.8	692.6	130.2
Operating profit percentage of net revenue	5.5%	8.5%	5.5%	7.5%

Net revenues:
Mail service	4,171.7	665.9	5,381.4	1,354.1
Retail network	6,296.5	184.8	7,182.4	373.9
Other	85.9	4.1	100.6	16.9

Comparable Financial Information: (1)
Net revenues	$10,554.1	$10,309.9	$21,075.0	$20,122.8
Gross profit	862.8	690.2	1,620.8	1,311.9
Gross profit percentage of net revenue	8.2%	6.7%	7.7%	6.5%
Operating expenses	257.0	256.9	519.5	504.9
Operating expense percentage of net revenue	2.4%	2.5%	2.5%	2.5%
Operating profit	605.8	433.3	1,101.3	807.0
Operating profit percentage of net revenue	5.7%	4.2%	5.2%	4.0%
Net revenues:
Total	10,554.1	10,309.9	21,075.0	20,122.8
Mail service	4,171.7	3,865.3	8,336.6	7,650.9
Retail network	6,296.5	6,367.9	12,570.0	12,306.5
Other	85.9	76.7	168.4	165.4
Pharmacy claims processed:
Total	151.2	152.8	303.6	306.9
Mail service	18.5	18.3	37.0	36.5
Retail network	132.7	134.5	266.6	270.4
Generic dispensing rate:
Total	59.6%	54.2%	59.2%	54.2%
Mail service	47.6%	41.6%	46.7%	41.1%
Retail network	61.2%	55.8%	60.7%	55.8%
Mail order penetration rate	28.2%	27.8%	28.2%	27.6%

(1)	The comparable financial information (above) combines the historical Pharmacy Services Segment results of CVS and Caremark assuming the Caremark Merger occurred at the beginning of each period presented. In each period presented, the comparable results include incremental depreciation and amortization resulting from the preliminary fixed and intangible assets recorded in connection with the Caremark Merger and exclude merger-related expenses and integration costs. The comparable financial information has been provided for illustrative purposes only and does not purport to be indicative of the actual results that would have been achieved by the combined business segment for the periods presented or that will be achieved by the combined business segment in the future.